                                                                 Exhibit (24)(a)



                     POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                        /s/ Louis V. Gerstner, Jr.
                        --------------------------
                        Louis V. Gerstner, Jr.
                        Chairman of the Board of Directors
                        and Chief Executive Officer

                      POWER OF ATTORNEY OF LAWRENCE R. RICCIARDI


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                        /s/ Lawrence R. Ricciardi
                        -------------------------
                        Lawrence R. Ricciardi
                        Senior Vice President and
                        Chief Financial Officer

                          POWER OF ATTORNEY OF JOHN R. JOYCE


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                        /s/ John R. Joyce
                        -----------------
                        John R. Joyce
                        Vice President and Controller

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Cathleen Black
                                     ------------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Harold Brown
                                     ----------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Juergen Dormann
                                     -------------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Nannerl O. Keohane
                                     -----------------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Charles F. Knight
                                     ---------------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Lucio A. Noto
                                     ------------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ John B. Slaughter
                                     ----------------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.


                                     /s/ Alex Trotman
                                     ----------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Lodewijk van Wachem
                                     ------------------------
                                     Director

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $4,300,000,000 (including $1,300,000,000 issuable pursuant to Registration Statement No. 333-21073), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of October, 1997.



                                     /s/ Charles M. Vest
                                     -------------------
                                     Director